                                                                   EXHIBIT 24.01

                               POWER OF ATTORNEY

     The undersigned directors and officers of Denali Incorporated do hereby constitute and appoint Stephen T. Harcrow and R. Kevin Andrews, or either of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in our name and behalf in our capacities as directors or officers or both, and to execute any and all instruments for us and in our names in the capacities indicated below which such person or persons may deem necessary or advisable to enable Denali Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for us, or any of us, in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated:

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
                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

               /s/ STEPHEN T. HARCROW                  Chairman of the Board,        September 18, 1997
-----------------------------------------------------  Chief Executive Officer and
                 Stephen T. Harcrow                    Director (Principal
                                                       Executive Officer)

                /s/ R. KEVIN ANDREWS*                  Chief Financial Officer       September 18, 1997
-----------------------------------------------------  (Principal Financial
                  R. Kevin Andrews                     Officer and Principal
                                                       Accounting Officer)

               /s/ ERNEST H. COCKRELL*                 Director                      September 18, 1997
-----------------------------------------------------
                 Ernest H. Cockrell

             /s/ THOMAS D. SIMMONS, JR.*               Director                      September 18, 1997
-----------------------------------------------------
               Thomas D. Simmons, Jr.

                /s/ J. TAFT SYMONDS*                   Director                      September 18, 1997
-----------------------------------------------------
                   J. Taft Symonds

                /s/ STEPHEN M. YOUTS*                  Director                      September 18, 1997
-----------------------------------------------------
                  Stephen M. Youts
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